SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 9, 1994
                                                  -------------------------

                            Park Communications, Inc.
               ----------------------------------------------------
              (Exact name of registrant as specified in its charter)




       Delaware                     0-12743                  16-0986694
      -------------------     ------------------------       ------------------
      (State or other         (Commission File Number)        (IRS Employer
      jurisdiction                                            Identification
      of incorporation)                                       No.)



                         Terrace Hill, Ithaca, N.Y. 14850
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                    (Address of principal executive offices)


         Registrant's telephone number, including area code: (607) 272-9020
                                                           --------------------

                                        N/A
               -------------------------------------------------------------
               (Former name or former address, if changed since last report)



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Item 5.  Other Events.



          On June 9, 1994, Dorothy D. Park ("Mrs. Park"), Chairman of the Registrant's Board of Directors (the "Board") and widow of the late Roy H. Park ("Mr. Park"), in her capacity as surviving spouse of Mr. Park, exercised her right of election granted under N.Y. E.P.T.L. S 5-1.1-A. By making the election, Mrs. Park is entitled to receive her "elective share" of Mr. Park's Estate (the "Estate") as determined under that statute; a portion of Mrs. Park's elective share will be satisfied by a contribution from the residuary beneficiary of the Estate, Park Foundation, Inc., A North Carolina non-profit corporation (the "Foundation").

          The assets of the Estate currently include approximately [89.6]% of the outstanding common stock of the Registrant (the "Estate-held Shares"). As previously reported, following the announcement on March 25, 1994, of the Estate's decision to sell the Estate-held Shares, the Board voted to seek the sale of the Registrant. To assist it in this regard, the Board has engaged an investment banking form (Goldman, Sachs & Co.), and the early stages of the solicitation process have commenced.

          By virtue of the Foundation's contribution to her elective share, Mrs. Park may, if the Registrant is sold, receive a portion of the proceeds from the sale of the Estate-held Shares. (If the Registrant is not sold, Mrs. Park may receive a portion of the Estate-held Shares.) At this stage, the amount of proceeds (or Estate-held Shares), if any, which she might thus receive cannot be determined. Notwithstanding the Foundation's contribution to her, Mrs. Park anticipates taking appropriate steps to enable the bulk of the proceeds from the sale of the Registrant (or the Estate-held Shares, if the Registrant is not sold) to be acquired by the Foundation.


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PARK COMMUNICATIONS, INC.


  Date:    6/23/94                       /s/ Dorothy D. Park
        --------------------           --------------------------------------
                                         Dorothy D. Park
                                         Chairman of the Board


  Date:    6/23/94                       /s/ Wright M. Thomas
        --------------------           --------------------------------------
                                         Wright M. Thomas
                                         President, Chief Operating Officer,
                                         Assistant Secretary and Director











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